                       TRANSAMERICA PARTNERS FUNDS GROUP

                         RESULTS OF SHAREHOLDER PROXY

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Funds solicited a vote by the shareholders for the following items:

At a special meeting of shareholders held on February 26, 2013, the results of Proposal I were as follows:

Proposal I: To elect Board Members:
___________

       Proposed
        Trustee                 For         Against/ Withheld Abstentions Broker Non-Votes
------------------------ ------------------ ----------------- ----------- ----------------
Thomas A. Swank          $1,539,906,904.629 $195,123,117.446      --             --

Alan F. Warrick          $1,539,734,599.719 $195,295,422.355      --             --

Sandra N. Bane           $1,540,569,530.685 $194,460,491.389      --             --

Leo J. Hill              $1,540,456,280.772 $194,573,741.303      --             --

David W. Jennings        $1,540,299,363.217 $194,730,658.857      --             --

Russell A. Kimball, Jr.  $1,540,089,748.852 $194,940,273.222      --             --

Eugene M. Mannella       $1,540,239,310.769 $194,790,711.305      --             --

Norman R. Nielsen        $1,540,023,553.181 $195,006,468.893      --             --

Joyce G. Norden          $1,540,304,768.139 $194,725,253.936      --             --

Patricia L. Sawyer       $1,540,686,139.351 $194,343,882.723      --             --

John W. Waechter         $1,540,714,667.509 $194,315,354.565      --             --

At a special meeting of shareholders held on February 26, 2013, the results of Proposal II and Proposal III were as follows:

Proposal II: To approve changes to the fundamental investment policies:
___________

   Proposal II.A -- Underwriting

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     ------------------ -----------------  -----------------  -----------------
     $1,497,977,703.256  $27,115,126.564   $209,662,368.843          --

   Proposal II.B -- Real Estate

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     ------------------ -----------------  -----------------  -----------------
     $1,496,442,884.411  $28,328,379.961   $209,983,934.292          --

   Proposal II.C -- Concentration

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     ------------------ -----------------  -----------------  -----------------
     $1,497,409,834.191  $27,089,471.457   $210,255,893.016          --

Proposal III: To approve a new sub-advisory agreement with a new sub-advisor:
____________

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $161,440,311.926    $1,868,493.815     $29,839,734.722          --

                       TRANSAMERICA PARTNERS FUNDS GROUP
                        Transamerica Partners Balanced

                         RESULTS OF SHAREHOLDER PROXY

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Fund solicited a vote by the shareholders for the following items:

At a special meeting of shareholders held on February 26, 2013, the results of Proposal II were as follows:

Proposal II: To approve changes to the fundamental investment policies:
___________

   Proposal II.A -- Underwriting

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $24,991,333.677     $183,994.431      $4,502,454.401           --

   Proposal II.B -- Real Estate

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $24,966,127.120     $207,119.334      $4,504,536.055           --

   Proposal II.C -- Concentration

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $24,983,333.149     $183,994.431      $4,510,454.929           --

                       TRANSAMERICA PARTNERS FUNDS GROUP
                        Transamerica Partners Core Bond

                         RESULTS OF SHAREHOLDER PROXY

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Fund solicited a vote by the shareholders for the following items:

At a special meeting of shareholders held on February 26, 2013, the results of Proposal II were as follows:

Proposal II: To approve changes to the fundamental investment policies:
___________

   Proposal II.A -- Underwriting

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $185,851,715.332     $127,715.181      $32,073,196.519          --

   Proposal II.B -- Real Estate

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $185,858,543.782      $95,641.577      $32,098,441.673          --

   Proposal II.C -- Concentration

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $185,826,927.487     $246,316.910      $31,979,382.635          --

                       TRANSAMERICA PARTNERS FUNDS GROUP
                    Transamerica Partners High Quality Bond

                         RESULTS OF SHAREHOLDER PROXY

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Fund solicited a vote by the shareholders for the following items:

At a special meeting of shareholders held on February 26, 2013, the results of Proposal II were as follows:

Proposal II: To approve changes to the fundamental investment policies:
___________

   Proposal II.A -- Underwriting

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $43,183,219.236     $435,977.091      $12,027,484.282          --

   Proposal II.B -- Real Estate

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $43,189,570.961     $429,625.366      $12,027,484.282          --

   Proposal II.C -- Concentration

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $43,180,390.071     $379,264.054      $12,087,026.485          --

                       TRANSAMERICA PARTNERS FUNDS GROUP
                     Transamerica Partners High Yield Bond

                         RESULTS OF SHAREHOLDER PROXY

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Fund solicited a vote by the shareholders for the following items:

At a special meeting of shareholders held on February 26, 2013, the results of Proposal II were as follows:

Proposal II: To approve changes to the fundamental investment policies:
___________

   Proposal II.A -- Underwriting

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $69,977,540.485     $311,222.403      $12,192,384.842          --

   Proposal II.B -- Real Estate

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $70,014,719.902     $274,544.412      $12,191,883.416          --

   Proposal II.C -- Concentration

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $70,006,721.019     $259,193.970      $12,215,232.740          --

                       TRANSAMERICA PARTNERS FUNDS GROUP
             Transamerica Partners Inflation-Protected Securities

                         RESULTS OF SHAREHOLDER PROXY

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Fund solicited a vote by the shareholders for the following items:

At a special meeting of shareholders held on February 26, 2013, the results of Proposal II were as follows:

Proposal II: To approve changes to the fundamental investment policies:
___________

   Proposal II.A -- Underwriting

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $71,413,909.694     $231,097.857      $11,075,645.671          --

   Proposal II.B -- Real Estate

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $71,356,163.419     $373,561.827      $10,990,927.976          --

   Proposal II.C -- Concentration

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $71,461,551.743     $231,097.857      $11,028,003.622          --

                       TRANSAMERICA PARTNERS FUNDS GROUP
      Transamerica Institutional Asset Allocation - Intermediate Horizon

                         RESULTS OF SHAREHOLDER PROXY

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Fund solicited a vote by the shareholders for the following items:

At a special meeting of shareholders held on February 26, 2013, the results of Proposal II were as follows:

Proposal II: To approve changes to the fundamental investment policies:
___________

   Proposal II.A -- Underwriting

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $87,380,487.994    $5,363,979.831     $3,229,185.689           --

   Proposal II.B -- Real Estate

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $87,380,487.994    $5,363,979.831     $3,229,185.689           --

   Proposal II.C -- Concentration

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $87,380,487.994    $5,363,979.831     $3,229,185.689           --

                       TRANSAMERICA PARTNERS FUNDS GROUP
    Transamerica Institutional Asset Allocation - Intermediate/Long Horizon

                         RESULTS OF SHAREHOLDER PROXY

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Fund solicited a vote by the shareholders for the following items:

At a special meeting of shareholders held on February 26, 2013, the results of Proposal II were as follows:

Proposal II: To approve changes to the fundamental investment policies:
___________

   Proposal II.A -- Underwriting

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $50,226,158.468    $8,807,661.052     $3,918,418.113           --

   Proposal II.B -- Real Estate

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $50,192,863.330    $8,803,484.161     $3,955,890.142           --

   Proposal II.C -- Concentration

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $50,192,863.330    $8,803,484.161     $3,955,890.142           --

                       TRANSAMERICA PARTNERS FUNDS GROUP
                  Transamerica Partners International Equity

                         RESULTS OF SHAREHOLDER PROXY

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Fund solicited a vote by the shareholders for the following items:

At a special meeting of shareholders held on February 26, 2013, the results of Proposal II were as follows:

Proposal II: To approve changes to the fundamental investment policies:
___________

   Proposal II.A -- Underwriting

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $94,657,898.911     $279,328.933      $15,873,287.644          --

   Proposal II.B -- Real Estate

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $94,620,121.088     $317,106.756      $15,873,287.644          --

   Proposal II.C -- Concentration

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $94,723,513.101     $193,877.759      $15,893,124.628          --

                       TRANSAMERICA PARTNERS FUNDS GROUP
                       Transamerica Partners Large Core

                         RESULTS OF SHAREHOLDER PROXY

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Fund solicited a vote by the shareholders for the following items:

At a special meeting of shareholders held on February 26, 2013, the results of Proposal II were as follows:

Proposal II: To approve changes to the fundamental investment policies:
___________

   Proposal II.A -- Underwriting

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $32,138,314.267     $208,530.935      $4,992,781.293           --

   Proposal II.B -- Real Estate

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $32,060,021.932     $277,086.445      $5,002,518.118           --

   Proposal II.C -- Concentration

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $32,110,368.345     $242,668.521      $4,986,589.629           --

                       TRANSAMERICA PARTNERS FUNDS GROUP
                      Transamerica Partners Large Growth

                         RESULTS OF SHAREHOLDER PROXY

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Fund solicited a vote by the shareholders for the following items:

At a special meeting of shareholders held on February 26, 2013, the results of Proposal II were as follows:

Proposal II: To approve changes to the fundamental investment policies:
___________

   Proposal II.A -- Underwriting

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $135,519,333.895     $404,235.748      $21,046,256.256          --

   Proposal II.B -- Real Estate

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $135,273,679.752     $668,248.212      $21,027,897.935          --

   Proposal II.C -- Concentration

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $135,461,851.586     $447,901.488      $21,060,072.825          --

                       TRANSAMERICA PARTNERS FUNDS GROUP
                       Transamerica Partners Large Value

                         RESULTS OF SHAREHOLDER PROXY

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Fund solicited a vote by the shareholders for the following items:

At a special meeting of shareholders held on February 26, 2013, the results of Proposal II were as follows:

Proposal II: To approve changes to the fundamental investment policies:
___________

   Proposal II.A -- Underwriting

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $130,960,424.937     $374,497.572      $20,939,809.234          --

   Proposal II.B -- Real Estate

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $130,744,467.050     $553,016.782      $20,977,247.912          --

   Proposal II.C -- Concentration

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $130,980,055.013     $328,117.264      $20,966,559.467          --

                       TRANSAMERICA PARTNERS FUNDS GROUP
          Transamerica Institutional Asset Allocation - Long Horizon

                         RESULTS OF SHAREHOLDER PROXY

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Fund solicited a vote by the shareholders for the following items:

At a special meeting of shareholders held on February 26, 2013, the results of Proposal II were as follows:

Proposal II: To approve changes to the fundamental investment policies:
___________

   Proposal II.A -- Underwriting

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $19,931,292.029    $3,359,049.537     $1,599,019.705           --

   Proposal II.B -- Real Estate

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $19,931,292.029    $3,359,049.537     $1,599,019.705           --

   Proposal II.C -- Concentration

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $19,931,292.029    $3,359,049.537     $1,599,019.705           --

                       TRANSAMERICA PARTNERS FUNDS GROUP
                       Transamerica Partners Mid Growth

                         RESULTS OF SHAREHOLDER PROXY

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Fund solicited a vote by the shareholders for the following items:

At a special meeting of shareholders held on February 26, 2013, the results of Proposal II were as follows:

Proposal II: To approve changes to the fundamental investment policies:
___________

   Proposal II.A -- Underwriting

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $31,354,508.625     $211,240.559      $2,439,979.566           --

   Proposal II.B -- Real Estate

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $31,248,280.011     $317,469.173      $2,439,979.566           --

   Proposal II.C -- Concentration

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $31,354,508.625     $211,240.559      $2,439,979.566           --

                       TRANSAMERICA PARTNERS FUNDS GROUP
                        Transamerica Partners Mid Value

                         RESULTS OF SHAREHOLDER PROXY

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Fund solicited a vote by the shareholders for the following items:

At a special meeting of shareholders held on February 26, 2013, the results of Proposal II were as follows:

Proposal II: To approve changes to the fundamental investment policies:
___________

   Proposal II.A -- Underwriting

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $78,232,140.990      $8,046.222       $8,453,801.822           --

   Proposal II.B -- Real Estate

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $78,122,344.261     $117,842.951      $8,453,801.822           --

   Proposal II.C -- Concentration

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $78,091,026.085      $13,296.781      $8,589,666.168           --

                       TRANSAMERICA PARTNERS FUNDS GROUP
                      Transamerica Partners Money Market

                         RESULTS OF SHAREHOLDER PROXY

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Fund solicited a vote by the shareholders for the following items:

At a special meeting of shareholders held on February 26, 2013, the results of Proposal II and Proposal III were as follows:

Proposal II: To approve changes to the fundamental investment policies:
___________

   Proposal II.A -- Underwriting

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $162,483,006.352    $1,430,939.392     $29,234,594.720          --

   Proposal II.B -- Real Estate

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $162,187,228.054    $1,450,915.270     $29,510,397.139          --

   Proposal II.C -- Concentration

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $162,024,586.572    $1,448,891.793     $29,675,062.098          --

Proposal III: To approve a new sub-advisory agreement with a new sub-advisor
____________

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $161,440,311.926    $1,868,493.815     $29,839,734.722          --

                       TRANSAMERICA PARTNERS FUNDS GROUP
          Transamerica Institutional Asset Allocation - Short Horizon

                         RESULTS OF SHAREHOLDER PROXY

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Fund solicited a vote by the shareholders for the following items:

At a special meeting of shareholders held on February 26, 2013, the results of Proposal II were as follows:

Proposal II: To approve changes to the fundamental investment policies:
___________

   Proposal II.A -- Underwriting

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $18,755,169.178    $1,706,044.829      $233,906.538            --

   Proposal II.B -- Real Estate

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $18,755,169.178    $1,706,044.829      $233,906.538            --

   Proposal II.C -- Concentration

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $18,755,169.178    $1,706,044.829      $233,906.538            --

                       TRANSAMERICA PARTNERS FUNDS GROUP
   Transamerica Institutional Asset Allocation - Short/Intermediate Horizon

                         RESULTS OF SHAREHOLDER PROXY

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Fund solicited a vote by the shareholders for the following items:

At a special meeting of shareholders held on February 26, 2013, the results of Proposal II were as follows:

Proposal II: To approve changes to the fundamental investment policies:
___________

   Proposal II.A -- Underwriting

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $10,265,050.184    $2,662,598.716      $481,085.220            --

   Proposal II.B -- Real Estate

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $10,265,050.184    $2,662,598.716      $481,085.220            --

   Proposal II.C -- Concentration

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $10,265,050.184    $2,662,598.716      $481,085.220            --

                       TRANSAMERICA PARTNERS FUNDS GROUP
                       Transamerica Partners Small Core

                         RESULTS OF SHAREHOLDER PROXY

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Fund solicited a vote by the shareholders for the following items:

At a special meeting of shareholders held on February 26, 2013, the results of Proposal II were as follows:

Proposal II: To approve changes to the fundamental investment policies:
___________

   Proposal II.A -- Underwriting

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $41,608,760.302     $508,165.855      $5,562,578.595           --

   Proposal II.B -- Real Estate

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $41,511,964.426     $605,072.748      $5,562,467.578           --

   Proposal II.C -- Concentration

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $41,611,967.390     $532,034.148      $5,535,503.215           --

                       TRANSAMERICA PARTNERS FUNDS GROUP
                      Transamerica Partners Small Growth

                         RESULTS OF SHAREHOLDER PROXY

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Fund solicited a vote by the shareholders for the following items:

At a special meeting of shareholders held on February 26, 2013, the results of Proposal II were as follows:

Proposal II: To approve changes to the fundamental investment policies:
___________

   Proposal II.A -- Underwriting

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $20,168,777.116        $16.580        $1,197,608.605           --

   Proposal II.B -- Real Estate

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $19,943,254.301     $227,009.809      $1,196,138.191           --

   Proposal II.C -- Concentration

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $20,168,777.116      $1,486.994       $1,196,138.191           --

                       TRANSAMERICA PARTNERS FUNDS GROUP
                       Transamerica Partners Small Value

                         RESULTS OF SHAREHOLDER PROXY

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Fund solicited a vote by the shareholders for the following items:

At a special meeting of shareholders held on February 26, 2013, the results of Proposal II were as follows:

Proposal II: To approve changes to the fundamental investment policies:
___________

   Proposal II.A -- Underwriting

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $20,481,457.372      $94,958.878      $1,213,989.053           --

   Proposal II.B -- Real Estate

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $20,472,219.113      $95,830.309      $1,222,355.881           --

   Proposal II.C -- Concentration

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $20,481,457.372      $94,958.878      $1,213,989.053           --

                       TRANSAMERICA PARTNERS FUNDS GROUP
                       Transamerica Partners Stock Index

                         RESULTS OF SHAREHOLDER PROXY

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Fund solicited a vote by the shareholders for the following items:

At a special meeting of shareholders held on February 26, 2013, the results of Proposal II were as follows:

Proposal II: To approve changes to the fundamental investment policies:
___________

   Proposal II.A -- Underwriting

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $168,397,204.213     $405,824.961      $17,374,901.073          --

   Proposal II.B -- Real Estate

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $168,349,316.523     $423,131.916      $17,405,481.809          --

   Proposal II.C -- Concentration

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $168,417,936.801     $379,972.976      $17,380,020.471          --